Investment in securities	12 Months Ended
Dec. 31, 2022
Investment in securities [Abstract]
Investment in securities

5. Investment in securities

Vermilion holds investments in Coelacanth Energy Inc., a Montney-focused oil and natural gas exploration and development company listed on the TSX Venture exchange. Vermilion has acquired shares via a private placement concurrent with the closing of the purchase of Leucrotta and via open market purchases. Vermilion has made an optional election to subsequently measure the investment at fair value through other comprehensive income. The investment is classified as a level 1 instrument on the fair value hierarchy and therefore uses observable inputs when making fair value adjustments.

The total consideration paid and the fair value of the investment acquired are detailed in the table below:

Amount
Balance at January 1	—
Acquisition of securities	23,282
Fair value adjustment	33,084
Balance at December 31	56,366